Exhibit 32.1


                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                           PRINCIPAL FINANCIAL OFFICER
   PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

     I, Michael Chavez, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Allmarine Consultants Corporation on Form 10-QSB for the quarterly period ended August 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Allmarine Consultants Corporation.

                                   Allmarine Consultants Corporation
                                   ---------------------------------

DATED: October 16, 2006            By: /s/ Michael Chavez
                                       ---------------------
                                       Michael Chavez
                                       Chief Executive Officer and
                                       Chief Financial Officer (Principal
                                       Accounting Officer)